SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): March 26, 2003

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2051 PALOMAR AIRPORT ROAD, CARLSBAD, CA 92009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA 90040

(Former name or former address, if changed since last report)

Item 2.	Acquisition or Disposition of Assets.

On March 26, 2003, K2 Inc. (“K2”) completed its acquisition of Rawlings Sporting Goods Company, Inc. (“Rawlings”). K2 acquired all the issued and outstanding shares of Rawlings common stock in exchange for shares of K2 common stock. The transaction, which is structured as a stock for stock merger, will be accounted for under the purchase method of accounting.

As a result of the merger, each share of Rawlings common outstanding at the close of business on March 26, 2003 was converted into the right to receive 1.080 shares of K2 common stock. Based on approximately 8.1 million shares of Rawlings common stock outstanding, approximately 8.8 million shares of K2 common stock are in the process of being issued to the Rawlings stockholders. As of the close of business on March 26, 2003, such shares had a total value of approximately $71.1 million. In addition, each outstanding option to purchase Rawlings common stock under Rawlings’ existing stock option plans was converted into an option to purchase 1.080 shares of K2 common stock.

The stockholder approvals and consummation of the acquisition were announced in a press release of K2, dated March 26, 2003, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.	Other Events.

On March 26, 2003 the K2 stockholders approved an amendment to K2’s Restated Certificate of Incorporation increasing the number of authorized shares of K2 common stock, par value $1.00, from 40,000,000 to 60,000,000. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Business Acquired.    The financial statements required by this Item were previously filed in K2’s Registration Statement on Form S-4/A (File No. 333-102590) filed with the Securities and Exchange Commission on February 25, 2003, and are incorporated by reference into this Item 7(a).

(b)    Pro Forma Financial Information.    The pro forma financial information required by this Item was previously filed in K2’s Registration Statement on Form S-4/A (File No. 333-102590) filed with the Securities and Exchange Commission on February 25, 2003, and is incorporated by reference into this Item 7(b).

(c)    Exhibits.    The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated December 15, 2002, among K2 Inc., Rawlings Sporting Goods Company, Inc. and Lara Acquisition Sub (included as Annex A to the joint proxy statement/prospectus which constitutes a part of K2’s Registration Statement on Form S-4/A (File No. 333-102590) filed with the Securities and Exchange Commission on January 25, 2003) and incorporated herein by reference.

3.1	Certificate of Amendment of Restated Certificate of Incorporation filed March 28, 2003.

23.1	Consent of Ernst & Young LLP.

99.1	Press Release, dated March 26, 2003, announcing the completion of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2003	K2 INC.

	By:	/s/ RICHARD J. HECKMANN
Richard J. Heckmann Chairman and Chief Executive Officer

Date: March 28, 2003	K2 INC.

	By:	/s/ JOHN J. RANGEL
John J. Rangel Senior Vice President—Finance

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